Employee Benefits	12 Months Ended
Apr. 30, 2012
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

13. Employee Benefits

The Company contributes to a defined contribution retirement benefit plan under the Mandatory Provident Fund Schemes Ordinance, for all of its employees who are eligible to participate in the MPF Scheme. The total MPF contributions were HK$379, HK$418 and HK$429 for the years ended April 30, 2010, 2011 and 2012, respectively.

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The total provisions for such employee benefits were HK$12,043, HK$21,249 and HK$32,928 for the years ended April 30, 2010, 2011 and 2012, respectively.